                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ ROBERT A. BELFER
                                                 -----------------------------
                                                 Robert A. Belfer

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ NORMAN P. BLAKE, JR.
                                                 ----------------------------
                                                 Norman P. Blake, Jr.

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ RONNIE C. CHAN
                                                 -----------------------------
                                                 Ronnie C. Chan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JOHN H. DUNCAN
                                                 -----------------------------
                                                 John H. Duncan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JOE H. FOY
                                                 -----------------------------
                                                 Joe H. Foy

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set her hand this 10th day of August, 1999.




                                                 /s/ WENDY L. GRAMM
                                                 -----------------------------
                                                 Wendy L. Gramm

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ KEN L. HARRISON
                                                 -----------------------------
                                                 Ken L. Harrison

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ ROBERT K. JAEDICKE
                                                 -----------------------------
                                                 Robert K. Jaedicke

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ KENNETH L. LAY
                                                 -----------------------------
                                                 Kenneth L. Lay

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ CHARLES A. LeMAISTRE
                                                 -----------------------------
                                                 Charles A. LeMaistre

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set her hand this 10th day of August, 1999.




                                                 /s/ REBECCA P. MARK
                                                 -----------------------------
                                                 Rebecca P. Mark

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JOHN MENDELSOHN
                                                 -----------------------------
                                                 John Mendelsohn

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JEROME J. MEYER
                                                 -----------------------------
                                                 Jerome J. Meyer

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JEFFREY K. SKILLING
                                                 -----------------------------
                                                 Jeffrey K. Skilling

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JOHN A. URQUHART
                                                 -----------------------------
                                                 John A. Urquhart

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ JOHN WAKEHAM
                                                 -----------------------------
                                                 John Wakeham

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of August, 1999.




                                                 /s/ HERBERT S. WINOKUR, JR.
                                                 -----------------------------
                                                 Herbert S. Winokur, Jr.